UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 850-1864

Date of fiscal year end:

10/31

Date of reporting period:

10/31/08

FORM N-CSR

ITEM 1.

REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	5
Portfolio Overview	8
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	33
Proxy Results	34
Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement	35
Directors and Officers	40
Additional Fund Information	44

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., completed its acquisition of Seligman Frontier Fund’s investment manager, J. & W. Seligman & Co. Incorporated.

At a Special Meeting of Shareholders, held on November 3, 2008, shareholders voted to approve a new investment management services agreement between Seligman Frontier Fund and RiverSource Investments. Shareholders also elected 10 new directors to the Fund’s Board. Details of the proxy vote can be found on page 34 of this report.

As a result of the Special Meeting, and in conjunction with the completion of the acquisition, RiverSource Investments became the investment manager of your Fund. Additionally, Stephen R. Lewis and Patrick T. Bannigan assumed responsibility as the Fund’s Chairman and President, respectively. The Fund’s portfolio will continue to be managed by Michael Alpert and the Seligman Small-Company Growth Team.

Fund Symbols	General Distributor	Important Telephone Numbers
Class A: SLFRX Class B: SLFBX Class C: SLFCX Class R: SFFRX	Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service
Manager	Shareholder Service Agent
Until November 6, 2008 J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 From November 7, 2008 RiverSource Investments, LLC 200 Ameriprise Financial Center Minneapolis, MN 55474	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP

Interview With Your Portfolio Manager
Michael J. Alpert

Q.	How did Seligman Frontier Fund perform during the fiscal year ended October 31, 2008?

A.	For the fiscal year ended October 31, 2008, Seligman Frontier Fund posted a total return of –44.2%, based on the net asset value of Class A shares. The Fund’s benchmark, the Russell 2000 Growth Index returned –37.9%, and the Fund’s peer group, as measured by the Lipper Small-Cap Growth Funds Average, returned –23.6% for the same period.

Q.	What market conditions and events materially affected the Fund’s performance during the period?

A.	Markets were extremely reactive throughout the fiscal year ended October 31, 2008, as accelerating liquidity concerns led to a halt in consumer spending and plummeting investor sentiment. The stocks of smaller companies, in which the Fund invests, were among the hardest hit as investors sought more defensive, higher quality vehicles.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

The liquidity crisis reached its peak in March when the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency. Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank.

The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September, we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset

Interview With Your Portfolio Manager
 Michael J. Alpert

value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia sold themselves to stronger firms.

These events were largely credit-driven, and the impact is being felt worldwide, with central banks starting to address the issue. Recession concerns have certainly been elevated and investors have continued to focus on defensive, higher quality stocks.

Q.	What investment strategies or techniques materially affected the Fund’s performance during the period?

A.	The Fund’s largest allocation during the fiscal year, the information technology sector, was also the area of largest detraction, versus the benchmark. The position was overweight, relative to the benchmark, and stock selection led the Fund to underperform within the sector. Other areas that detracted from the Fund’s relative investment results included materials, consumer discretionary, consumer staples, energy, and financials. The Fund maintained a negligible allocation in the utilities sector during the period.

Health care was the area of largest contribution to the Fund’s relative investment results. The Fund’s allocation in health care was increased from an underweight to a market weight during the period, and Fund outperformed the benchmark’s sector performance. The industrials and telecommunication services sectors also aided the Fund’s relative investment results.

The largest individual contributors to the Fund’s investment results were PetroHawk Energy, AeroVironment, Goodrich Petroleum, and Cabot Oil & Gas. PetroHawk is a natural gas exploration and production company. The stock soared early in the period and the Fund’s position was eliminated at a profit as the company’s market capitalization outgrew Fund holding parameters. AeroVironment, which develops and manufactures unmanned aerial vehicles, saw its stock price surge as it exceeded analyst expectations and saw increased sales. Goodrich Petroleum, a natural gas company, and Cabot Oil & Gas, saw their stock prices soar during the period as commodities rallied. Despite a reversal in commodity prices late in the period, gains earned by these companies enabled them to end the fiscal year as the Fund’s top performers.

The largest individual detractors during the fiscal year were Nuance Communications, Ceradyne, Omniture, and VistaPrint. Nuance, which provides speech recognition software, experienced a sell-off of its stock during the period as investors viewed it as an expensive software stock, despite having what we view as attractive fundamentals. Nuance was a large position in the Fund’s portfolio, and its declining stock price detracted from the Fund’s investment results. Ceradyne, which manufactures body armor, saw a decline in

Interview With Your Portfolio Manager
 Michael J. Alpert

its stock price as it lost a number of business opportunities, and investors grew concerned about the company’s growth prospects should we begin to see a pullout of troops in Iraq. Omniture, which provides web analytic software, suffered during the period as investors viewed its stock price as expensive despite attractive fundamentals. Vistaprint, which provides printing services to small to medium businesses was down in the latter part of the fiscal year amidst investor concerns about small business spending.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The Investment Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least February 28, 2009. Absent such waiver/reimbursement, returns for periods that include a reimbursement would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 5.75% maximum sales charge, and in Class B shares, without CDSC, to a $10,000 investment made in the Russell 2000 Growth Index, for the 10-year period ended October 31, 2008. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class C, Class I, and Class R will differ from the performance shown for Class A and Class B, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Growth Index excludes the effect of taxes, fees, sales charges and expenses.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

___________
1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended October 31, 2008

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(33.67)%	(47.39)%	(3.50)%	(1.98)%	n/a	n/a	n/a
Without Sales Charge	(29.63)	(44.19)	(2.36)	(1.40)	n/a	n/a	n/a
Class B
With CDSC†	(33.43)	(46.85)	(3.39)	n/a	n/a	n/a	n/a
Without CDSC	(29.93)	(44.62)	(3.12)	(2.00)‡	n/a	n/a	n/a
Class C
With 1% CDSC	(30.61)	(44.83)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(29.91)	(44.38)	(3.03)	n/a	(2.27)%	n/a	n/a
Class I	(29.46)	(43.87)	(1.74)	n/a	n/a	(0.91)%	n/a
Class R
With 1% CDSC	(30.52)	(44.83)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(29.81)	(44.36)	(2.58)	n/a	n/a	n/a	1.80%
Benchmarks**
Lipper Small-Cap Growth Funds Average	(7.28)	(23.57)	4.83	6.46	1.52	(0.48)	3.93
Russell 2000 Growth Index	(27.64)	(37.87)	(0.12)	1.63	(0.55)	0.77	5.64

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R
10/31/08	$7.29	$5.90	$5.93	$7.71	$7.18
4/30/08	10.36	8.42	8.46	10.93	10.23
10/31/07	15.63	13.22	13.23	16.30	15.47

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling ($3.8 billion as of October 31, 2008). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) measures the performance of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of taxes, fees, and sales charges, and the Russell Index excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year and 2% for the five-year period.
‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets
October 31, 2008

				Percent of Net Assets October 31,
	Issues	Cost	Value	2008	2007†
Common Stocks:
Aerospace and Defense	6	$3,852,624	$2,997,682	7.6	3.7
Auto Components	—	—	—	—	0.5
Biotechnology	7	4,161,105	3,093,870	7.9	3.9
Capital Markets	3	1,359,038	1,007,616	2.6	5.6
Chemicals	2	990,110	512,390	1.3	3.3
Commercial Services and Supplies	3	2,501,930	2,252,865	5.7	5.6
Communications Equipment	4	2,192,646	1,497,807	3.8	2.1
Construction and Engineering	—	—	—	—	0.6
Distributors	1	254,600	132,704	0.4	0.8
Diversified Consumer Services	2	908,545	866,010	2.2	—
Diversified Telecommunication Services	—	—	—	—	0.8
Electric Utilities	1	255,085	202,900	0.5	—
Electrical Equipment	2	1,226,464	470,088	1.2	—
Electronic Equipment, Instruments and Components	2	636,134	503,714	1.3	1.8
Energy Equipment and Services	5	2,337,341	1,099,029	2.8	1.9
Health Care Equipment and Supplies	6	2,483,327	2,060,173	5.2	2.0
Health Care Providers and Services	9	4,650,105	3,308,471	8.4	6.4
Hotels, Restaurants and Leisure	5	3,398,517	2,144,850	5.5	8.9
Internet Software and Services	5	2,408,430	1,473,705	3.7	10.0
IT Services	1	681,457	237,325	0.6	—
Life Sciences Tools and Services	2	1,094,436	969,771	2.5	0.8
Machinery	2	896,039	557,409	1.4	4.3
Marine	—	—	—	—	1.4
Media	—	—	—	—	0.8
Metals and Mining	2	1,203,732	542,109	1.4	1.1
Oil, Gas and Consumable Fuels	9	4,006,329	2,307,893	5.9	5.3
Personal Products	1	547,730	590,226	1.5	—
Pharmaceuticals	2	655,628	632,216	1.6	0.9
Professional Services	2	1,997,513	2,445,031	6.2	4.4
Real Estate Investment Trusts	1	813,330	584,650	1.5	0.7
Semiconductors and Semiconductor Equipment	4	3,334,331	2,612,929	6.6	10.0
Software	4	3,332,698	2,033,218	5.2	7.1
Specialty Retail	3	1,175,507	1,007,756	2.6	2.3
Textiles, Apparel and Luxury Goods	1	193,739	172,874	0.4	2.1
	97	53,548,470	38,317,281	97.5	99.1
Short-Term Holding and Other Assets Less Liabilities	1	994,979	994,979	2.5	0.9
Net Assets	98	$54,543,449	$39,312,260	100.0	100.0

†	Reclassified to conform to current year’s presentation.

Portfolio Overview

Largest Industries
October 31, 2008

Largest Portfolio Holdings†
October 31, 2008

Security	Value	Percent of Net Assets
Huron Consulting Group	$1,367,406	3.5
Microsemi	1,324,444	3.4
Nuance Communications	1,124,306	2.9
FTI Consulting	1,077,625	2.7
Corrections Corporation of America	1,019,404	2.6
AeroVironment	836,936	2.1
WMS Industries	707,500	1.8
PDL BioPharma	661,050	1.7
The GEO Group	649,888	1.7
Bally Technologies	646,780	1.6

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
May 1 to October 31, 2008

Largest Purchases
Overseas Shipholding Group*
Ducommun*
Nuance Communications
Stillwater Mining*
JA Solar Holdings*
Inverness Medical Innovations*
Approach Resources*
Hercules Offshore*
Teekay*
Clean Harbors*

Largest Sales
PetroHawk Energy**
Goodrich Petroleum
DryShips**
American Eagle Outfitters**
Centene
PerkinElmer
Integrated Device Technology**
American Public Education**
Longs Drug Stores**
Equinix**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of May 1, 2008 and held for the entire six-month period ended October 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 5/1/08	Annualized Expense Ratio*	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**	Ending Account Value 10/31/08	Expenses Paid During Period 5/1/08 to 10/31/08**
Class A	$1,000.00	1.97%	$703.70	$ 8.39	$1,015.23	$ 9.93
Class B	1,000.00	2.73	700.70	11.61	1,011.41	13.73
Class C	1,000.00	2.73	700.70	11.61	1,011.41	13.73
Class I	1,000.00	1.42	705.40	6.05	1,018.00	7.16
Class R	1,000.00	2.23	701.90	9.49	1,013.93	11.23

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least February 28, 2009, the Manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e. those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of average daily net assets. Absent such waiver/reimbursement, the expense ratios and expenses paid reported above would have been higher. Expenses of Class I shares were not waived or reimbursed for the six months ended October 31, 2008.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2008 to October 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
October 31, 2008

	Shares	Value
Common Stocks 97.5%
Aerospace and Defense 7.6%
AeroVironment*	23,300	$836,936
BE Aerospace*	26,200	337,194
Ceradyne*	23,288	547,268
Ducommun	27,800	561,282
Hexcel*	23,800	314,160
Stanley*	11,700	400,842
		2,997,682
Biotechnology 7.9%
BioMarin Pharmaceutical*	30,700	562,424
Celera*	54,100	611,871
Cubist Pharmaceuticals*	16,383	415,964
Human Genome Sciences*	63,000	203,490
Onyx Pharmaceuticals*	13,700	369,626
OSI Pharmaceuticals*	7,100	269,445
PDL BioPharma	67,800	661,050
		3,093,870
Capital Markets 2.6%
Hercules Technology Growth Capital	33,700	292,516
Knight Capital Group*	36,900	533,574
Thomas Weisel Partners Group*	32,300	181,526
		1,007,616
Chemicals 1.3%
Intrepid Potash*	17,500	380,450
Terra Industries	6,000	131,940
		512,390
Commercial Services and Supplies 5.7%
Clean Harbors*	8,900	583,573
Corrections Corporation of America*	53,344	1,019,404
The GEO Group*	36,800	649,888
		2,252,865
Communications Equipment 3.8%
ADC Telecommunications*	49,000	310,660
F5 Networks*	10,700	265,574
Foundry Networks*	39,500	586,575
Ixia*	50,300	334,998
		1,497,807
Distributors 0.4%
LKQ*	11,600	132,704

See footnotes on page 15.

Portfolio of Investments
October 31, 2008

	Shares	Value
Diversified Consumer Services 2.2%
Corinthian Colleges*	27,500	$392,700
ITT Educational Services*	5,400	473,310
		866,010
Electric Utilities 0.5%
ITC Holdings	5,000	202,900
Electrical Equipment 1.2%
Energy Conversion Devices*	9,200	314,088
JA Solar Holdings*	32,500	156,000
		470,088
Electronic Equipment, Instruments and Components 1.3%
FLIR Systems*	10,400	333,840
Itron*	3,504	169,874
		503,714
Energy Equipment and Services 2.8%
Dril-Quip*	11,200	276,640
Hercules Offshore*	24,600	179,334
Oceaneering International*	7,200	202,824
T-3 Energy Services*	8,300	200,113
Tesco*	21,100	240,118
		1,099,029
Health Care Equipment and Supplies 5.2%
American Medical Systems Holdings*	33,800	365,716
CONMED*	8,000	209,600
Integra LifeSciences Holdings*	11,567	434,225
Inverness Medical Innovations*	27,200	520,880
Thoratec*	14,600	359,452
TomoTherapy*	52,400	170,300
		2,060,173
Health Care Providers and Services 8.4%
AMN HealthCare Services*	27,700	249,023
AmSurg*	13,000	324,220
Centene*	21,500	405,060
Chemed	13,100	573,649
Emergency Medical Services (Class A)*	5,400	177,444
Five Star Quality Care*	121,900	238,924
Gentiva Health Services*	14,600	396,390
Pediatrix Medical Group*	8,898	343,908
Skilled Healthcare Group (Class A)*	48,848	599,853
		3,308,471

See footnotes on page 15.

Portfolio of Investments
October 31, 2008

	Shares	Value
Hotels, Restaurants and Leisure 5.5%
Bally Technologies*	29,200	$646,780
Einstein Noah Restaurant Group*	26,800	214,936
Morgans Hotel Group*	49,767	236,891
Texas Roadhouse (Class A)*	48,254	338,743
WMS Industries*	28,300	707,500
		2,144,850
Internet Software and Services 3.7%
Ariba*	32,500	347,750
Art Technology Group*	92,500	180,375
Omniture*	48,600	558,900
TechTarget*	2,100	10,269
VistaPrint	22,051	376,411
		1,473,705
IT Services 0.6%
Information Services Group*	86,300	237,325
Life Sciences Tools and Services 2.5%
Invitrogen*	20,100	578,679
PerkinElmer*	21,800	391,092
		969,771
Machinery 1.4%
Barnes Group	26,300	381,613
Titan Machinery*	14,200	175,796
		557,409
Metals and Mining 1.4%
Brush Engineered Materials*	35,500	435,585
Stillwater Mining*	26,900	106,524
		542,109
Oil, Gas and Consumable Fuels 5.9%
Approach Resources*	31,700	345,530
Cabot Oil & Gas	8,700	244,209
Comstock Resources*	4,900	242,158
Denison Mines*	39,200	49,784
Goodrich Petroleum*	10,400	288,704
Overseas Shipholding Group	11,400	428,412
Parallel Petroleum*	27,100	108,671
Teekay	19,600	418,460
Whiting Petroleum	3,500	181,965
		2,307,893

See footnotes on page 15.

Portfolio of Investments
October 31, 2008

	Shares	Value
Personal Products 1.5%
Chattem*	7,800	$590,226
Pharmaceuticals 1.6%
Endo Pharmaceuticals Holdings*	14,200	262,700
Medicines*	21,200	369,516
		632,216
Professional Services 6.2%
FTI Consulting*	18,500	1,077,625
Huron Consulting Group*	25,150	1,367,406
		2,445,031
Real Estate Investment Trusts 1.5%
MFA Mortgage Investments	106,300	584,650
Semiconductors and Semiconductor Equipment 6.6%
Atheros Communications*	20,100	361,197
Microsemi*	60,922	1,324,444
ON Semiconductor*	92,191	471,096
Tessera Technologies*	26,400	456,192
		2,612,929
Software 5.2%
Informatica*	24,100	338,605
Lawson Software*	67,500	359,100
Macrovision Solutions*	19,062	211,207
Nuance Communications*	122,875	1,124,306
		2,033,218
Specialty Retail 2.6%
Aeropostale*	13,800	334,098
GameStop (Class A)*	8,800	241,032
Urban Outfitters*	19,900	432,626
		1,007,756
Textiles, Apparel and Luxury Goods 0.4%
Lululemon Athletica*	12,200	172,874

Total Common Stocks (Cost $53,548,470)		38,317,281

See footnotes on page 15.

Portfolio of Investments
October 31, 2008

	Principal Amount	Value

Repurchase Agreement 3.2%
State Street Bank 0.01%, dated 10/31/2008, maturing 11/3/2008, in the amount of $1,275,001, collateralized by: $1,315,000 US Treasury Bills 1.98%, 2/19/2009, with a fair market value of $1,313,554 (Cost $1,275,000)	$1,275,000	$1,275,000

Total Investments (Cost $54,823,470) 100.7%		39,592,281

Other Assets Less Liabilities (0.7)%		(280,021)

Net Assets 100.0%		$39,312,260

* Non-income producing security.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2008

Assets:
Investments, at value
Common stocks (cost $53,548,470)	$38,317,281
Repurchase agreement (cost $1,275,000)	1,275,000
Total investments (cost $54,823,470)	39,592,281
Cash (includes restricted cash of $2,000)	2,542
Receivable for securities sold	1,046,786
Receivable from the Manager (Note 3)	91,980
Receivable for Capital Stock sold	48,084
Expenses prepaid to shareholder service agent	34,692
Dividends receivable	1,400
Other	4,687
Total Assets	40,822,452
Liabilities:
Payable for securities purchased	1,255,677
Payable for Capital Stock repurchased	91,485
Payable to the Manager (Note 3)	43,832
Distribution and service (12b-1) fees payable	16,012
Accrued expenses and other	103,186
Total Liabilities	1,510,192
Net Assets	$39,312,260
Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 5,710,439 shares outstanding):
Class A	$345,924
Class B	22,062
Class C	160,110
Class I	41,855
Class R	1,093
Additional paid-in capital	55,780,395
Accumulated net investment loss	(833)
Accumulated net realized loss	(1,807,157)
Net unrealized depreciation of investments	(15,231,189)
Net Assets	$39,312,260
Net Asset Value Per Share:
Class A ($25,209,130 ÷ 3,459,237 shares)	$7.29
Class B ($1,302,285 ÷ 220,619 shares)	$5.90
Class C ($9,493,387 ÷ 1,601,100 shares)	$5.93
Class I ($3,228,947 ÷ 418,553 shares)	$7.71
Class R ($78,511 ÷ 10,930 shares)	$7.18

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2008

Investments Income:
Dividends	$486,138
Interest	56,116
Total Investment Income	542,254
Expenses:
Management fee	579,499
Distribution and service fees	269,990
Shareholder account services	260,169
Registration	85,285
Auditing and legal fees	73,051
Custody and related services	40,892
Shareholder reports and communications	29,376
Directors’ fees and expenses	6,465
Miscellaneous	10,715
Total Expenses Before Reimbursement	1,355,442
Reimbursement of expenses (Note 3)	(45,674)
Total Expenses After Reimbursement	1,309,768
Net Investment Loss	(767,514)
Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(1,654,925)
Net increase from payment by affiliate (Note 3)	91,980
Net change in unrealized appreciation of investments	(32,239,506)
Net Loss on Investments	(33,802,451)
Decrease in Net Assets from Operations	$(34,569,965)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,
	2008	2007
Operations:
Net investment loss	$(767,514)	$(1,345,672)
Net realized gain (loss) on investments	(1,654,925)	16,103,338
Net increase from payment by affiliate (Note 3)	91,980	—
Net change in unrealized appreciation of investments	(32,239,506)	1,658,272
Increase (Decrease) in Net Assets from Operations	(34,569,965)	16,415,938
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	(2,655,026)	(1,273,694)
Class B	(201,095)	(128,494)
Class C	(187,367)	(75,475)
Class D	(1,107,405)	(557,360)
Class I	(266,312)	(113,688)
Class R	(5,158)	(460)
Total	(4,422,363)	(2,149,171)
Net realized long-term gain on investments:
Class A	(5,413,712)	(4,233,313)
Class B	(410,042)	(427,002)
Class C	(382,049)	(250,849)
Class D	(2,258,045)	(1,852,447)
Class I	(543,021)	(377,853)
Class R	(10,518)	(1,529)
Total	(9,017,387)	(7,142,993)
Decrease in Net Assets from Distributions	(13,439,750)	(9,292,164)
Capital Share Transactions:
Net proceeds from sales of shares	3,515,337	4,404,925
Exchanged from associated funds	1,228,217	1,212,062
Investment of gain distributions	12,309,495	8,460,484
Total	17,053,049	14,077,471
Cost of shares repurchased	(11,227,271)	(14,730,187)
Exchanged into associated funds	(2,242,351)	(1,655,429)
Total	(13,469,622)	(16,385,616)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,583,427	(2,308,145)
Proceeds from Regulatory Settlement (Note 7)	665,627	—
Increase (Decrease) in Net Assets	(43,760,661)	4,815,629
Net Assets:
Beginning of year	83,072,921	78,257,292
End of Year (net of accumulated net investment loss of $833 and $673, respectively)	$39,312,260	$83,072,921

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors (the “Board”) of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most

Notes to Financial Statements

recent bid and asked prices or are valued by the Fund’s investment manager (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of small-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with State Street Bank and Trust Company, the Fund’s custodian, and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination

Notes to Financial Statements

based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005–2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended October 31, 2008.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund (see Note 11) and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund’s average daily net assets. Through at least February 28, 2009, the Manager has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the year ended October 31, 2008, the amount of expenses reimbursed by the Manager was $45,674. At October 31, 2008, the Fund owed the Manager $11,299 and $32,533 relating to the reimbursement and management fee payable, respectively. Additionally, the Manager voluntarily reimbursed the Fund $91,980 for a trading error which occurred during the period. The effect of the loss and the reimbursement by the Manager of such amount had no impact on total returns.

For the year ended October 31, 2008, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,351 from sales of Class A shares. Commissions of $9,080 were paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2008, fees incurred under the Plan aggregated $94,762, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008) and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended October 31, 2008, fees incurred under the Plan, equivalent to 1% (0.99% in the case of Class D shares) per annum of the average daily net assets of Class B, Class C, and Class D shares (only through May 16, 2008), and 0.50% per annum of the average daily net assets of Class R shares, amounted to $23,033, $74,990, $76,723, and $482, respectively.

Notes to Financial Statements

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended October 31, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees of $13,400.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D (only through May 16, 2008), and Class R shares. For the year ended October 31, 2008, such charges amounted to $713. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended October 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $260,169 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Fund to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At October 31, 2008, the Fund’s potential obligation under the Guaranty is $112,500. As of October 31, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

During the year ended October 31, 2008, certain officers and directors of the Fund were officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at October 31, 2008, of $833 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain

Notes to Financial Statements

other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended October 31, 2008.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2008, amounted to $94,135,908 and $103,776,481, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2008, the cost of investments for federal income tax purposes was $55,582,384. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $758,914.

The tax basis components of accumulated losses at October 31, 2008 are as follows:

Gross unrealized appreciation of portfolio securities	$1,419,057
Gross unrealized depreciation of portfolio securities	(17,409,160)
Net unrealized depreciation of portfolio securities	(15,990,103)
Capital loss carryforward	(1,048,243)
Total accumulated losses	$(17,038,346)

At October 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $1,048,243, all of which expires in 2016 and is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

The tax characterization of distributions paid is as follows:

	Year Ended October 31,
	2008	2007
Ordinary income	$4,422,363	$2,149,171
Long-term capital gain	9,017,387	7,142,993

7.	Proceeds from Regulatory Settlement — In June 2008, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $665,627, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

Notes to Financial Statements

8.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Year Ended October 31,
	2008		2007
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	154,013	$1,635,968	150,801	$2,113,163
Exchanged from associated funds	17,720	182,854	29,133	409,064
Investment of gain distributions	591,519	7,263,856	376,832	4,959,105
Converted from Class B*	34,067	342,536	83,263	1,176,713
Total	797,319	9,425,214	640,029	8,658,045
Cost of shares repurchased	(615,111)	(6,280,628)	(604,743)	(8,554,633)
Exchanged into associated funds	(78,696)	(818,127)	(70,274)	(1,014,485)
Total	(693,807)	(7,098,755)	(675,017)	(9,569,118)
Increase (decrease)	103,512	$2,326,459	(34,988)	$(911,073)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	19,566	$163,308	14,436	$172,869
Exchanged from associated funds	2,366	19,397	16,021	193,869
Investment of gain distributions	58,949	590,665	46,469	521,384
Total	80,881	773,370	76,926	888,122
Cost of shares repurchased	(60,217)	(485,802)	(54,610)	(655,246)
Exchanged into associated funds	(12,679)	(100,473)	(13,293)	(158,113)
Converted to Class A*	(41,914)	(342,536)	(97,881)	(1,176,713)
Total	(114,810)	(928,811)	(165,784)	(1,990,072)
Decrease	(33,929)	$(155,441)	(88,858)	$(1,101,950)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	40,838	$330,927	50,656	$599,380
Exchanged from associated funds	107,306	881,727	18,655	221,006
Investment of gain distributions	53,260	533,659	25,233	283,115
Converted from Class D**	1,525,120	13,497,115	—	—
Total	1,726,524	15,243,428	94,544	1,103,501
Cost of shares repurchased	(235,848)	(1,889,553)	(46,470)	(560,457)
Exchanged into associated funds	(129,460)	(1,006,492)	(9,789)	(123,387)
Total	(365,308)	(2,896,045)	(56,259)	(683,844)
Increase	1,361,216	$12,347,383	38,285	$419,657

 * Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

** Effective May 16, 2008, Class D shares converted to Class C shares.

Notes to Financial Statements

	Year Ended October 31,
	2008†		2007
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	28,275	$267,246	40,682	$490,558
Exchanged from associated funds	14,749	133,953	32,656	388,123
Investment of gain distributions	309,012	3,096,305	196,377	2,203,351
Total	352,036	3,497,504	269,715	3,082,032
Cost of shares repurchased	(186,014)	(1,668,382)	(333,511)	(4,002,184)
Exchanged into associated funds	(35,614)	(314,543)	(29,502)	(359,444)
Converted to Class C**	(1,532,045)	(13,497,115)	—	—
Total	(1,753,673)	(15,480,040)	(363,013)	(4,361,628)
Decrease	(1,401,637)	$(11,982,536)	(93,298)	$(1,279,596)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	102,154	$1,061,694	64,722	$960,527
Investment of gain distributions	62,594	809,333	36,010	491,540
Total	164,748	1,871,027	100,732	1,452,067
Cost of shares repurchased	(81,550)	(879,399)	(66,064)	(957,251)
Increase	83,198	$991,628	34,668	$494,816
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	5,371	$56,194	4,647	$68,428
Exchanged into associated funds	1,233	10,286	—	—
Investment of gain distributions	1,291	15,677	152	1,989
Total	7,895	82,157	4,799	70,417
Cost of shares repurchased	(2,573)	(23,507)	(28)	(416)
Exchanged into associated funds	(383)	(2,716)	—	—
Total	(2,956)	(26,223)	(28)	(416)
Increase	4,939	$55,934	4,771	$70,001

  † November 1, 2007 to May 16, 2008, in the case of Class D shares.

** Effective May 16, 2008, Class D shares converted to Class C shares.

9.	Other Matters — In late 2003, J. & W. Seligman & Co. Incorporated (“JWS”) conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001–2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

11.	Subsequent Events — On November 7, 2008, RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of JWS. With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new investment management services agreement between the Fund and RiverSource, RiverSource is the new investment manager of the Fund effective November 7, 2008. RiverSource will continue the contractual fee waiver/expense reimbursement arrangements currently in effect for the Fund.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Class A
	Year Ended October 31,
	2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Year	$15.63	$14.29	$12.36	$12.17	$11.49
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.21)	(0.21)	(0.21)	(0.21)
Net realized and unrealized gain (loss) on investments	(5.93)	3.18	2.64	0.40	0.89
Total from Investment Operations	(6.05)	2.97	2.43	0.19	0.68
Proceeds from Regulatory Settlement[1]	0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Year	$7.29	$15.63	$14.29	$12.36	$12.17

Total Return	(44.19)%[1]	22.93%	20.29%	1.56%	5.92%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$25,209	$52,441	$48,470	$47,699	$61,326
Ratio of expenses to average net assets	1.97%	1.90%	1.97%	2.01%	2.06%
Ratio of net investment loss to average net assets	(1.13)%	(1.47)%	(1.60)%	(1.70)%	(1.75)%
Portfolio turnover rate	156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.05%
Ratio of net investment loss to average net assets	(1.21)%

See footnotes on page 32.

Financial Highlights

Class B
	Year Ended October 31,
	2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Year	$13.22	$12.42	$10.88	$10.80	$10.28
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.27)	(0.27)	(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(4.85)	2.70	2.31	0.35	0.79
Total from Investment Operations	(5.01)	2.43	2.04	0.08	0.52
Proceeds from Regulatory Settlement[1]	0.10	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Year	$5.90	$13.22	$12.42	$10.88	$10.80

Total Return	(44.62)%[1]	21.90%	19.43%	0.74%	5.06%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,302	$3,365	$4,264	$7,060	$13,393
Ratio of expenses to average net assets	2.73%	2.66%	2.73%	2.76%	2.82%
Ratio of net investment loss to average net assets	(1.89)%	(2.23)%	(2.36)%	(2.45)%	(2.51)%
Portfolio turnover rate	156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.81%
Ratio of net investment loss to average net assets	(1.97)%

See footnotes on page 32.

Financial Highlights

Class C
	Year Ended October 31,
	2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Year	$13.23	$12.42	$10.89	$10.81	$10.28
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.27)	(0.27)	(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(4.84)	2.71	2.30	0.35	0.80
Total from Investment Operations	(4.99)	2.44	2.03	0.08	0.53
Proceeds from Regulatory Settlement[1]	0.10	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Year	$5.93	$13.23	$12.42	$10.89	$10.81

Total Return	(44.38)%[1]	22.00%	19.31%	0.74%	5.16%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,493	$3,173	$2,505	$2,501	$2,832
Ratio of expenses to average net assets	2.73%	2.66%	2.73%	2.76%	2.82%
Ratio of net investment loss to average net assets	(1.89)%	(2.23)%	(2.36)%	(2.45)%	(2.51)%
Portfolio turnover rate	156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.81%
Ratio of net investment loss to average net assets	(1.97)%

See footnotes on page 32.

Financial Highlights

Class D
			Year Ended October 31,
	11/1/07 to 5/16/08*		2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$13.22		$12.42	$10.88	$10.80	$10.27
Income (Loss) from Investment Operations:
Net investment loss	(0.07)		(0.27)	(0.27)	(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(1.93)		2.70	2.31	0.35	0.80
Total from Investment Operations	(2.00)		2.43	2.04	0.08	0.53
Less Distributions:
Distributions from net realized capital gain	(2.41)		(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$8.81		$13.22	$12.42	$10.88	$10.80

Total Return	(17.31)%		21.90%	19.43%	0.74%	5.16%#
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	—		$18,533	$18,563	$20,120	$28,871
Ratio of expenses to average net assets	2.72	%†	2.66%	2.72%	2.76%	2.82%
Ratio of net investment loss to average net assets	(1.52	)%†	(2.23)%	(2.35)%	(2.45)%	(2.51)%
Portfolio turnover rate	156.49	%‡	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.79	%†
Ratio of net investment loss to average net assets	(1.59	)%†

See footnotes on page 32.

Financial Highlights

Class I
	Year Ended October 31,
	2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Year	$16.30	$14.76	$12.67	$12.39	$11.62
Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.13)	(0.13)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	(6.24)	3.30	2.72	0.41	0.90
Total from Investment Operations	(6.30)	3.17	2.59	0.28	0.77
Proceeds from Regulatory Settlement1	0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Year	$7.71	$16.30	$14.76	$12.67	$12.39

Total Return	(43.87)%[1]	23.62%	21.08%	2.26%	6.63%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,229	$5,467	$4,439	$3,913	$4,497
Ratio of expenses to average net assets	1.39%	1.29%	1.33%	1.33%	1.34%
Ratio of net investment loss to average net assets	(0.55)%	(0.86)%	(0.96)%	(1.02)%	(1.03)%
Portfolio turnover rate	156.49%	115.96%	91.67%	96.04%	83.73%

See footnotes on page 32.

Financial Highlights

Class R
	Year Ended October 31,
	2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Year	$15.47	$14.20	$12.30	$12.17	$11.48
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.24)	(0.25)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	(5.86)	3.14	2.65	0.38	0.93
Total from Investment Operations	(6.00)	2.90	2.40	0.13	0.69
Proceeds from Regulatory Settlement1	0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Year	$7.18	$15.47	$14.20	$12.30	$12.17

Total Return	(44.36)%[1]	22.53%	20.14%	1.07%	6.01%#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$79	$93	$17	$7	$71
Ratio of expenses to average net assets	2.23%	2.15%	2.23%	2.25%	2.32%
Ratio of net investment loss to average net assets	(1.39)%	(1.72)%	(1.86)%	(1.94)%	(2.01)%
Portfolio turnover rate	156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.31%
Ratio of net investment loss to average net assets	(1.47)%

*	Date of conversion of Class C shares.

†	Annualized.

ø	The Manager reimbursed certain expenses for the period presented.

‡	Computed at the Fund level for the year ended October 31, 2008.

#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.

[1]	In June 2008, the Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC. Excluding the effect of this item, total return for Class A, B, C, I and R would have been (44.93)%, (45.33)%, (45.10)%, (44.62)%, and (45.10)%, respectively (Note 7).

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders of
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 30, 2008

Proxy Results

Shareholders of Seligman Frontier Fund, Inc. voted on the following proposals at the Special Meeting of Stockholders held on November 3, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain
2,787,225.641	115,012.293	78,029.756

Proposal 2

To elect 10 directors to the Board:

	For	Withheld
Kathleen Blatz	3,466,770.693	145,501.997
Arne H. Carlson	3,465,314.694	146,957.996
Pamela G. Carlton	3,463,759.784	148,512.906
Patricia M. Flynn	3,466,770.693	145,501.997
Anne P. Jones	3,465,125.076	147,147.614
Jeffrey Laikind	3,462,768.548	149,504.142
Stephen R. Lewis, Jr.	3,464,446.675	147,826.015
Catherine James Paglia	3,464,059.454	148,213.236
Alison Taunton-Rigby	3,465,737.581	146,535.109
William F. Truscott	3,465,485.489	146,787.201

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the directors of the Fund unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that the portfolio management team for the Fund would not change as a result of the Transaction;

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

(v)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders;

(vi)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vii)	the potential benefits to the Fund of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities, including a new team of portfolio managers for the Fund; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(viii)	the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(ix)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(x)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund;

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund; and

(xiii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the directors of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The directors noted the professional experience and qualifications of the current portfolio management team for the Fund and the senior personnel of RiverSource. The directors considered a report, by the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system,

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for funds managed by RiverSource. The directors also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (currently provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s role in coordinating the activities of the Fund’s other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by them.

The directors noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of the Fund. The directors also noted RiverSource’s representation that none of its affiliated broker dealers was expected to provide brokerage services to the Fund. The directors reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that broker dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The directors recognized that RiverSource’s profitability would be somewhat lower

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The directors reviewed performance information on the Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008.

The directors reviewed information showing performance of the Fund compared to the Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index, as well as performance relative to other funds in the Lipper Small-Cap Growth Funds Average and to a group of competitor funds selected by Seligman. The comparative information showed that in 2006 the Fund’s results were significantly higher than that of its benchmarks, although it trailed most of its benchmarks since then. For the first six months of 2008, the Fund’s results exceeded its competitor benchmark, but trailed its other benchmarks. The directors noted that the leadership of the team managing the Fund had changed in 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The directors considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate currently paid by the Fund. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund’s management fee rate to those funds in the Lipper Small-Cap Growth Funds Average category having net assets in range that more closely corresponded to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was slightly lower than the median and average for the peer group. The directors noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. In considering the proposed advisory fee rate, the directors noted that the Fund’s current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without shareholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

The directors also reviewed the Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. Seligman reviewed with the directors the view that maintaining high quality shareholder services would is very important to the Fund and its shareholders. The directors concluded that the incremental cost of SDC to the Fund was reasonable in light of the high quality of service it provided. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors also noted that the Fund’s expense ratio was materially higher than the median and the average for the peer group. The directors also noted that the Fund’s total expense ratio was higher than a RiverSource fund that was part of the peer group. Seligman explained the relatively high expense ratio was due principally to the Fund’s small size relative to the funds in its peer group and large number of relatively small accounts and high volume of shareholder purchase and redemption activity. The directors noted that since March 2005 Seligman had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified percentage of average daily net assets, and that RiverSource had agreed to continue such arrangement for the period announced by Seligman. The directors concluded that the Fund’s expense ratio was understandable given the Fund’s particular circumstances and the other factors considered.

Economies of Scale

The directors noted that the management fee schedules for the Fund contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Fund’s breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The directors also recognized that the Fund may benefit from certain economies of scale over time by becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors and Officers

Shareholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998–2006.
Arne H. Carlson (73)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999–2006; Governor of Minnesota.
Pamela G. Carlton (53)[4,6,7] • Director: From November 7, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).
Patricia M. Flynn (57)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.
Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.
Jeffrey Laikind, CFA (72)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.
Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

See footnotes on page 42.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John F. Maher (64)[4,6,7] • Director: December 2006 to Date
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

Catherine James Paglia (55)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).
Leroy C. Richie (66)[3,4,6] • Director: 2000 to Date
Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Allison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008
Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

See footnotes on page 42.

Directors and Officers

Interested Director*

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William F. Truscott (47)*[6] • Director and Vice President: From November 7, 2008
President — US Asset Management and Chief Investment Advisor, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001–2005.

*	Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee	5 Executive Committee
	2 Compliance Committee	6 Investment Review Committee
	3 Contracts Committee	7 Joint Audit Committee
4 Distribution Committee

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Patrick T. Bannigan (42) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004–2006; President, Touchstone Investments, 2002–2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002–2006 and RiverSource Investments, LLC, 2004–2006.

Directors and Officers

Fund Officers (continued)

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Amy K. Johnson (42) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004–2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001–2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004–2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002–2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017
Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992–2008.

Eleanor T.M. Hoagland (56)
•  Chief Compliance Officer:
   2004 to Date
• Money Laundering Prevention
   Officer and Identity Theft
   Prevention Officer:
   From November 7, 2008
• 100 Park Avenue
   New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004–2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1  These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQF2 10/08

ITEM 2.

CODE OF ETHICS.

As of October 31, 2008, the registrant had adopted a code of ethics that applies to its principal executive and principal financial officers.  The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR.  The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$49,673	$47,700
Audit-Related Fees	–	–
Tax Fees	2,750	2,650
All Other Fees	2,396	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor.  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence.  The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $157,976 and $153,090, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board.  The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees.  This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.

CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)

Not applicable.

(b)

Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:

  /S/ PATRICK T. BANNIGAN

Patrick T. Bannigan

President and Chief Executive Officer

Date:

January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

  /S/ PATRICK T. BANNIGAN

Patrick T. Bannigan

President and Chief Executive Officer

Date:

January 5, 2009

By:

  /S/ LAWRENCE P. VOGEL

Lawrence P. Vogel

Treasurer and Chief Financial Officer

Date:

January 5, 2009

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)

Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.